UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

COMCAST CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on June 8, 2017.
COMCAST CORPORATION
COMCAST
ONE COMCAST CENTER PHILADELPHIA, PA 19103
Meeting Information
Meeting Type: Annual Meeting of Shareholders
For holders as of: March 16, 2017
Date: June 8, 2017 Time: 9:00 a.m., ET Location: Meeting live via the Internet-please visit comcast.onlineshareholdermeeting.com
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit comcast.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold Class A common stock in Comcast Corporation, which entitles you to vote at the annual meeting, and the proxy materials you should review are now available.
This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or by scanning the QR Barcode on the reverse side with your smartphone or tablet, or by requesting a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E21812-P85505

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below with your smartphone or tablet.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com or scan the QR Barcode below
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
SCAN QR BARCODE
VIEW MATERIALS & VOTE
Vote By Internet:
Before the Meeting: Go to www.proxyvote.com.
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. You may also scan the QR Barcode above with your smartphone or tablet. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Time on June 7, 2017.
During the Meeting: Go to comcast.onlineshareholdermeeting.com.
You may vote during the Meeting when the polls are open. We recommend, however, that you vote by proxy before the Meeting even if you plan to participate in the Meeting, since you can change your vote during the Meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E21813-P85505

Voting Items
A Company Proposals - The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1:
1. Election of Directors
01 - Kenneth J. Bacon 06 - Jeffrey A. Honickman
02 - Madeline S. Bell 07 - Asuka Nakahara
03 - Sheldon M. Bonovitz 08 - David C. Novak
04 - Edward D. Breen 09 - Brian L. Roberts
05 - Gerald L. Hassell 10 - Johnathan A. Rodgers
The Board of Directors recommends a vote “FOR” Proposals 2 and 3.
2. Ratification of the appointment of our independent auditors
3. Advisory vote on executive compensation
The Board of Directors recommends that you vote every “1 YEAR” on Proposal 4:
4. Advisory vote on the frequency of the vote on executive compensation
Comcast Corporation
B Shareholder Proposals - The Board of Directors recommends a vote “AGAINST” Proposals 5 and 6 if properly presented at the annual meeting:
5. To provide a lobbying report
6. To stop 100-to-one voting power
Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.
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E21815-P85505